UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2006

First Commonwealth Financial Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	0-11242	25-1428528

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

22 N. Sixth Street, Indiana, PA		15701

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (724) 349-7220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 8, 2006, First Commonwealth Financial Corporation issued a press release announcing the hiring of Edward J. Lipkus III, CPA as Senior Vice President & Controller.  Mr. Lipkus will assume the role of Principal Accounting Officer effective August 7, 2006.  A copy of the press release is attached as Exhibit 99.

Item 9.01     Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99 - First Commonwealth Financial Corporation Press Release dated August 8, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 8, 2006

FIRST COMMONWEALTH FINANCIAL CORPORATION
(Registrant)

	By:	/s/ John J. Dolan

John J. Dolan
Executive Vice President and
Chief Financial Officer